EXHIBIT 99.1

                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, John Tooke, Chief Executive Officer and Chief Financial Officer of AmeriFirst Fund I, LLC (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003 (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 27, 2003                       /s/ John Tooke
                                           ---------------------------
                                           John Tooke
                                           Chief Executive Officer and
                                           Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to AmeriFirst Fund I, LLC and will be retained by AmeriFirst Fund I, LLC and furnished to the Securities and Exchange Commission or its staff upon request.